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                                                                   Exhibit 10.39

                                                                  EXECUTION COPY


                 AMENDMENT NO. 2 TO, AND WAIVER WITH RESPECT TO,
              AMENDED AND RESTATED WAREHOUSE AND SECURITY AGREEMENT

         This AMENDMENT NO. 2 TO, AND WAIVER WITH RESPECT TO, AMENDED AND RESTATED WAREHOUSE AND SECURITY AGREEMENT (this "Amendment and Waiver") is made as of August 28, 2002, to that certain Amended and Restated Warehouse and Security Agreement, dated as of March 15, 2002, among TFC Warehouse Corporation I (the "Borrower"), a Delaware corporation, The Finance Company (in its capacity as initial purchaser of Contracts from Approved Dealers, "TFC" and, in its capacity as servicer of the Contracts, the "Servicer"), a Virginia corporation, Wells Fargo Bank Minnesota, National Association (the "Collateral Agent"), a national banking association, and Westside Funding Corporation (the "Lender"), a Delaware corporation, as modified pursuant to the waiver letter agreement dated March 15, 2002 by and among the Borrower, TFC, the Collateral Agent and the Lender, and consented to by Royal Indemnity Company (the "Insurer"), as insurer, as and as amended by Amendment No. 1 to, and Waiver with Respect to, Amended and Restated Warehouse and Security Agreement, dated as of July 22, 2002, among, the Borrower, TFC, the Collateral Agent and the Lender, and consented to by the Insurer (the "Loan Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, TFC, the Collateral Agent and the Lender have entered into the Loan Agreement; and

         WHEREAS, the Borrower, TFC, the Collateral Agent and the Lender wish to amend the Loan Agreement as provided herein; and

         WHEREAS, the Borrower, TFC, the Collateral Agent and the Lender wish to waive a certain Event of Default and corresponding Funding Termination Event under the Loan Agreement, as provided herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1.01. Defined Terms. For purposes of this Amendment and Waiver, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

         Section 1.02. The Amendments.

            (a) Limitations on Permitted Exceptions to Underwriting Guidelines. Exhibit D to the Loan Agreement is hereby amended, effective September 27, 2002, by adding the following two sentences to the end of paragraph 1
("Characteristics of Contracts") thereof:

         Notwithstanding any contrary provision contained in clause (A) of this paragraph 1, a Contract shall not be deemed not to be an Eligible Contract solely by virtue of the fact

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         that such Contract shall have been originated pursuant to a provision of the Underwriting Guidelines that permits discretionary exceptions to other provisions of the Underwriting Guidelines, provided that the addition of such Contract to the pool of Eligible Contracts shall not cause the percentage of Eligible Contracts (by Aggregate Principal Balance as of any date of determination) originated pursuant to such permitted discretionary exceptions and added to the pool of Eligible Contracts during any calendar month to exceed 15% of all Eligible Contracts added to the pool of Eligible Contracts during such calendar month. The Servicer shall include on each Servicer's Certificate a list, by account number, of each Contract added to the pool of Contracts during the immediately preceding calendar month that shall have been originated pursuant to such discretionary exceptions, and such list shall include the Principal Balance of each such Contract as of the Funding Date for such Contract. If any Required Audit Report delivered pursuant to Section 3.07(b) of the Servicing Agreement contains a finding that the concentration limit set forth in the second preceding sentence shall have been exceeded during any calendar month after such concentration limit shall have become effective, such finding shall constitute a material exception for the purposes of
         Section 8.01(t) of the Loan Agreement.

           (b) Underwriting Guidelines. Exhibit G to the Loan Agreement is hereby amended, effective September 27, 2002, by replacing the section of the Underwriting Guidelines entitled "The Finance Company Credit Underwriting Guidelines Military Finance Program (Automobiles and Motorcycles)" in its entirety with the underwriting guidelines set forth in Exhibit A hereto. Pursuant to Section 7.02(f) of the Loan Agreement, each of the Lender and the Insurer hereby consents to such amendment to the Underwriting Guidelines.

           (c) Net Realized Loss Matrix. Exhibit P to the Loan Agreement is hereby amended, effective the date hereof, by replacing the Net Realized Loss Matrix set forth therein with the following Net Realized Loss Matrix:

--------------------------------------------------------------------------------
                            Net Realized Loss Matrix

          Monthly                    Trigger                  Event of
          Period                      Event                    Default
          ------                      -----                    -------
            1-3                       0.10%                      0.15%
            4-6                       1.25%                      1.35%
            7-9                       4.15%                      4.45%
           10-12                      9.35%                     10.01%
           13-15                     13.77%                     14.87%
           16-18                     17.83%                     19.26%
           19-21                     21.37%                     23.08%
           22-24                     23.06%                     24.91%
           25-27                     24.75%                     26.75%
           28-30                     26.00%                     28.10%
           31-33                     26.40%                     28.50%
           34-36                     26.95%                     29.10%
--------------------------------------------------------------------------------

         Section 1.03.     Waiver of Event of Default and Funding Termination
Event.

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           (a) Notwithstanding Section 8.01(m) of the Loan Agreement, the excess of (x) the Net Realized Loss Rate with respect to any Monthly Static Pool, as of any date of determination prior to the date of this Amendment and Waiver, over
(y) the Net Loss Default Percentage with respect to such Monthly Static Pool for such date of determination shall not constitute, and shall not have constituted at any time prior to the date of this Amendment and Waiver, an Event of Default or a Funding Termination Event.

     Section 1.04. Conditions Precedent to Waivers. The Insurer's consent to the waiver set forth in Section 1.03 of this Amendment and Waiver is subject to the satisfaction of each of the following conditions precedent: (i) no breach of any representation and warranty set forth in Article VI of the Loan Agreement shall have occurred and be continuing; (ii) no representation set forth in Article VI of the Loan Agreement shall contain any statement that is false or, in the context in which such statement is made, misleading; (iii) all information provided to Insurer and Lender in connection with the negotiation and execution of this Amendment and Waiver shall have been, at the time such information was so provided, and shall be, as of the date of this Amendment and Waiver, accurate in all material respects; and (iv) Borrower and TFC have disclosed to Lender and Insurer all facts, events and occurrences prior to the date of this Amendment and Waiver that constituted an Event of Default or a Funding Termination Event.

     Section 1.05. Payment of Legal Expenses. TFC shall reimburse the Insurer for all reasonable fees and expenses of legal counsel to the Insurer incurred by the Insurer in connection with this Amendment and Waiver, provided that the amount of such reimbursement shall not exceed $5,000.

     Section 1.06. Effect of Amendment and Waiver. Upon effectiveness of this Amendment and Waiver, the Loan Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Borrower, TFC, the Lender, the Collateral Agent and each third party beneficiary hereof shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment and Waiver shall be and be deemed to be part of the terms and conditions of the Loan Agreement for any and all purposes. All other terms and conditions of the Loan Agreement shall not be modified or amended and shall remain in full force and effect.

     Section 1.07. Construction of Amendment and Waiver in Relation to Original Agreement. In case of any inconsistency between any provisions of this Amendment and Waiver and any provisions of the Loan Agreement prior to this Amendment and Waiver, the provisions of this Amendment and Waiver shall control.

     Section 1.08. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

     Section 1.09. Severability of Provisions. If one or more of the provisions of this Amendment and Waiver shall be for any reason whatever held invalid or unenforceable, such provision(s) shall be deemed severable from the remaining covenants, agreements and provisions

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of this Amendment and Waiver and shall in no way affect the validity or enforceability of such remaining provisions or the rights of any parties hereto or third party beneficiaries hereof.

     Section 1.10. Binding Effect. The provisions of this Amendment and Waiver shall be binding upon and inure to the benefit of the parties hereto and third party beneficiaries hereof and their respective successors and permitted assigns.

     Section 1.11. Counterparts. This Amendment and Waiver may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute but one and the same instrument.







         [The remainder of this page has been intentionally left blank.]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Waiver to be duly executed by their respective officers thereunto duly authorized, as of the day first above written.

                          WESTSIDE FUNDING CORPORATION

                                      By:  Westdeutsche Landesbank Girozentrale,
                                             New York Branch, as Administrator

                                           By:__________________________________
                                              Name:
                                              Title:

                                           By:__________________________________
                                              Name:
                                              Title:

                                      TFC WAREHOUSE CORPORATION I

                                           By:__________________________________
                                              Name:
                                              Title:

                                      THE FINANCE COMPANY

                                      By:_______________________________________
                                              Name:
                                              Title:

                                      WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION

                                      By:_______________________________________
                                              Name:
                                              Title:

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Consented to as of the date first above:

ROYAL INDEMNITY COMPANY

By:___________________________________
Name:
Title:

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                                    EXHIBIT A

                 Amendment to Section of Underwriting Guidelines
          Entitled "The Finance Company Credit Underwriting Guidelines
             Military Finance Program (Automobiles and Motorcycles)